   As filed with the U.S. Securities and Exchange Commission on June 20, 1997

                                    SECURITIES ACT FILE NO. 333-
                                    INVESTMENT COMPANY ACT FILE NO. 811-

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2
            Registration Statement under the Securities Act of 1933        [x]
                         Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No.
                                    and/or
        Registration Statement under the Investment Company Act of 1940    [x]
                                Amendment No.                              [ ]
                       (check appropriate box or boxes)

                      PROSPECT STREET INTREPID FUND INC.
              (Exact Name of Registrant as Specified in Charter)
                               60 State Street
                         Boston, Massachusetts 02109
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (617) 742-3800

                     RICHARD E. OMOHUNDRO, JR., PRESIDENT
                      WARREN J. ISABELLE, VICE PRESIDENT
                      PROSPECT STREET INTREPID FUND INC.
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109
                                (617) 742-3800
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                With copies to:

       G.  DAVID BRINTON, ESQ.
      LAURENCE E. CRANCH, ESQ.                   THOMAS A. DECAPO, ESQ.
           ROGERS & WELLS               SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
           200 PARK AVENUE                          ONE BEACON STREET
      NEW YORK, NEW YORK 10166                 BOSTON, MASSACHUSETTS 02108
           (212) 878-8000                            (617) 573-4800

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                        PROPOSED
                                           PROPOSED      MAXIMUM
                                            MAXIMUM     AGGREGATE    AMOUNT OF
TITLE OF SECURITIES    AMOUNT BEING     OFFERING PRICE  OFFERING   REGISTRATION
  BEING REGISTERED     REGISTERED(1)     PER SHARE(2)   PRICE(2)        FEE
-------------------    -------------    --------------  --------   ------------
Common Stock, $0.01
  par value            3,450,000 shares     $20.00    $60,000,000     $18,182

(1) Includes 450,000 shares subject to the underwriters' over-allotment option.
(2)  Estimated solely for purposes of calculating the registration fee.


       THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


                                 CROSS REFERENCE SHEET
                              PARTS A AND B OF PROSPECTUS*

    ITEMS IN PARTS A AND B OF FORM N-2                    LOCATION IN PROSPECTUS
    ----------------------------------                    ----------------------

1.     Outside Front Cover                       Front Cover Page

2.     Inside Front and Outside Back Cover
         Pages                                   Front Cover Page; Inside Front Cover Page

3.     Fee Table and Synopsis                    Prospectus Summary; Fee Table

4.     Financial Highlights                      Not Applicable

5.     Plan of Distribution                      Cover Page; Prospectus Summary; Underwriting

6.     Selling Shareholders                      Not Applicable

7.     Use of Proceeds                           Use of Proceeds

8.     General Description of the Registrant     Cover Page; Prospectus Summary; The Fund;
                                                 Risk Factors and Special Considerations;
                                                 Investment Objective and Policies;
                                                 Investment Restrictions; Common Stock;
                                                 Automatic Conversion to an Open-end
                                                 Investment Company

9.     Management                                Prospectus Summary; Management of the Fund;
                                                 Investment Adviser; Portfolio Transactions
                                                 and Brokerage; Common Stock; Dividend Paying
                                                 Agent, Transfer Agent and Registrar

10.    Capital Stock, Long-Term Debt and
         Other Securities                        Prospectus Summary; Dividends and
                                                 Distributions; Dividend Reinvestment and
                                                 Cash Purchase Plan; Taxation; Common Stock;
                                                 Automatic Conversion to an Open-end
                                                 Investment Company; Underwriting

11.    Defaults and Arrears on Senior
         Securities                              Not Applicable

12.    Legal Proceedings                         Not Applicable

13.    Table of Contents of the Statement of
         Additional Information                  Not Applicable

14.    Cover Page                                Not Applicable

15.    Table of Contents                         Not Applicable

16.    General Information and History           The Fund

17.    Investment Objective and Policies         Investment Objective and Policies;
                                                 Investment Restrictions

18.    Management                                Management of the Fund

19.    Control Persons and Principal Holders     Not Applicable
         of Securities

20.    Investment Advisory and Other Services    Management of the Fund; Investment Adviser;
                                                 Dividend Paying Agent, Transfer Agent and
                                                 Registrar; Experts

21.    Brokerage Allocation and Other
         Practices                               Portfolio Transactions and Brokerage

22.    Tax Status                                Taxation

23.    Financial Statements                      Report of Independent Accountants; Statement
                                                 of Assets and Liabilities

 *     As permitted under the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

       Information required to be set forth in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

[red herring legend]

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS (SUBJECT TO COMPLETION)
ISSUED JUNE 20, 1997
                                3,000,000 SHARES
                      PROSPECT STREET(R) INTREPID FUND INC.
                                  COMMON STOCK
       Prospect Street(R) Intrepid Fund Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. In addition to common stocks, the Fund may also invest in securities convertible into or exchangeable for common stock or otherwise participating in a portion of the economic characteristics of common stock, such as convertible bonds and convertible preferred stocks. While there is no requirement to do so, the Fund intends, as a matter of operating policy which may be changed by the Fund's Board of Directors, to invest at least 80% of its assets in common stocks and limit investments in foreign securities to no more than 25% of its assets. The Fund will seek to achieve its investment objective by investing primarily in common stocks and other securities of issuers that Prospect Street(R) Investment Management Co., Inc., the Fund's investment adviser (the "Investment Adviser"), believes to be undervalued in the market, taking into account the Investment Adviser's assessment of, among other factors, the issuer's existing assets and cash flow generating potential over a period of two to three years. Under current market conditions, the Investment Adviser, consistent with its "aggressive value" approach described herein, anticipates that it will invest the Fund's assets primarily in securities of issuers with market capitalizations of less than $1 billion ("Small-cap Issuers"). The Fund, as a matter of operating policy, which may be changed by the Fund's Board of Directors, does not intend to invest more than 15% of its total assets in unlisted securities or other securities that are illiquid as determined by or under the direction of the Board of Directors of the Fund. There can be no assurances that the Fund's investment objective will be achieved.

       Warren J. Isabelle, Chief Investment Officer -- Equities and Vice President of the Investment Adviser, will be responsible for the day-to-day management of the Fund's investments. Prior to joining the Investment Adviser, Mr. Isabelle was a Senior Vice President with Pioneering Management Corporation ("PMC"), which he joined in 1984. At PMC, he was responsible for the day-to-day management of Pioneer Capital Growth Fund from inception of that fund in July 1990 through January 1997. The Fund's investment objective and policies are substantially similar to the investment objective and policies of the Pioneer Capital Growth Fund. For more information concerning Mr. Isabelle, including the historical performance of the Pioneer Capital Growth Fund during the period that Mr. Isabelle served as portfolio manager, see "Management of the Fund--Investment Adviser."

       INVESTMENT IN THE FUND INVOLVES SPECIAL CONSIDERATIONS AND RISKS THAT INVESTORS SHOULD CONSIDER PRIOR TO INVESTING IN THE FUND. SUCH RISKS INCLUDE THOSE ASSOCIATED WITH INVESTING IN COMMON STOCKS GENERALLY AND IN SECURITIES OF SMALL-CAP ISSUERS, WHICH TEND TO BE MORE SENSITIVE TO CHANGES IN EARNINGS EXPECTATIONS AND TO EXPERIENCE GREATER PRICE VOLATILITY AS COMPARED TO SECURITIES OF LARGER CAPITALIZATION ISSUERS. INVESTMENT IN COMMON STOCK GENERALLY SHOULD BE CONSIDERED SPECULATIVE. SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS TO THEIR NET ASSET VALUES AND INITIAL OFFERING PRICES. THE RISKS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL SHARES OF A CLOSED-END INVESTMENT COMPANY SOON AFTER THE COMPLETION OF AN INITIAL PUBLIC OFFERING OF THE COMPANY'S SHARES.
SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

       Prior to this offering, there has been no public market for the Fund's Shares. The Fund intends to apply to the list the Shares on the New York Stock
Exchange under the symbol "     ."

       This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be read and retained for future reference.

       The Fund's Articles of Incorporation contain an automatic conversion feature (the "Automatic Conversion Feature") which will cause the Fund to convert to an open-end investment company automatically upon the occurrence of certain conditions. This feature provides that, beginning
                                                   (continued on following page)

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
            ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
               OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

===========================================================================================
                             Price to                                     Proceeds to
                              Public              Sales Load(1)           the Fund(2)
-------------------------------------------------------------------------------------------
Per Share............         $20.00                 $                      $
-------------------------------------------------------------------------------------------
Total(3).............       $60,000,000              $                      $
===========================================================================================

                                                   (footnotes on following page)
       The Shares are offered, subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in
Boston, Massachusetts, on or about       , 1997.

                                       TUCKER ANTHONY
                                        INCORPORATED

                        The date of this Prospectus is         , 1997

(continued from cover page)


18 months after the closing of the Fund's initial public offering, the Fund will automatically convert into an open-end investment company if its shares close at a market price (on the principal exchange on which the Fund's shares are traded) that is a [5]% or greater discount to the net asset value per share of the Fund on the last business day of any week and for each of the next 14 business days (the "Conversion Event"). Upon the occurence of the Conversion Event, the Fund may continue to operate as a closed-end investment company for [90] days following the Conversion Event. No further approval of the stockholders of the Fund would be necessary to convert the Fund to an open-end investment company, although the Fund's Board of Directors may, within [90] days following the Conversion Event, convene a meeting of stockholders of the Fund at which the holders of not less than 75% of the Fund's shares may vote to amend the Articles of Incorporation to remove the Automatic Conversion Feature and continue the Fund as a closed-end investment company. See "Automatic Conversion to an Open-end Investment Company."

       The address of the Fund and the Investment Adviser is 60 State Street, Boston, Massachusetts 02109.

       Additional Information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge and on the Commission's web site (http://www.sec.gov). See "Additional Information."

                        --------------------------------

(footnotes from cover page)

(1) The Fund and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(2)    Before deducting organizational and offering expenses payable by the
       Fund, estimated at $      and $       , respectively. Organizational
       expenses will be amortized over a period not to exceed 60 months from the date the Fund commences operations.
(3) The Fund has granted the Underwriters an option, exercisable for 45 days from the date hereof, to purchase up to an aggregate of 450,000 additional Shares at the price to public for the purpose of covering over-allotments, if any. If the Underwriters exercise such option in full, the total price to public, sales load and proceeds to the Fund will be $69,000,000, $ and $ , respectively. See "Underwriting."

                        --------------------------------

       IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKETS OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                                 PROSPECTUS SUMMARY

       The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

THE FUND Prospect Street(R)Intrepid Fund Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company designed for investors desiring to invest a portion of their assets in a diversified portfolio of securities consisting primarily of common stocks.

INVESTMENT OBJECTIVE AND
  POLICIES                     The investment objective of the Fund is to seek
                              capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. In addition to common stocks, the Fund may also invest in securities convertible into or exchangeable for common stock or otherwise participating in a portion of the economic characteristics of common stock, such as convertible bonds and convertible preferred stocks. While there is no requirement to do so, the Fund intends, as a matter of operating policy which may be changed by the Fund's Board of Directors, to invest at least 80% of its assets in common stocks and limit investments in foreign securities to no more than 25% of its assets.

                              The Fund will seek to achieve its investment objective by investing primarily in common stocks and other securities of issuers that Prospect Street(R) Investment Management Co., Inc., the Fund's investment adviser (the "Investment Adviser"), believes to be undervalued in the market, taking into account the Investment Adviser's assessment of, among other factors, the issuer's existing assets and cash flow generating potential over a period of two to three years. Under current market conditions, the Investment Adviser, consistent with its "aggressive value" approach described below, anticipates that it will invest the Fund's assets primarily in securities of issuers with market capitalizations of less than $1 billion ("Small-cap Issuers").

                              In selecting individual stocks, the Investment Adviser intends to focus on issuers which the Investment Adviser believes have a longer-term intrinsic value that is greater than the issuer's current stock price. In order to assess the intrinsic value of an issuer, the Investment Adviser generally will perform in-depth research of the issuer, including an analysis of the cash flow generating potential of its business, and may conduct in-person visits or discussions with management. The Investment Adviser will select attractive investment opportunities from among issuers which it believes have intrinsic values significantly higher than the trading prices of their stocks. The Investment Adviser has adopted this approach because it believes that, over the longer-term, the price of a stock ultimately will reflect the intrinsic economic value of the issuer's underlying business. Consistent with this approach, the Fund generally will have a longer-term investment horizon and expects to hold securities for an average of two to three years. The Investment Adviser believes that this strategy is necessary in order to provide sufficient time for the issuer to demonstrate its true cash flow generating potential and to implement any planned corporate or strategic changes.

                              In connection with the Investment Adviser's selection of individual stocks, the Investment Adviser will seek to identify and invest in the securities of issuers the managements of which the Investment Adviser has a high degree of confidence in or issuers that the Investment Adviser believes have potentially successful business strategies. The Investment Adviser believes that this "aggressive value" approach can provide substantial investment returns while, in the Investment Adviser's opinion, potentially limiting downside risks.

                              Any current income produced by a security is not a primary factor in the selection of investments. The Fund, as a matter of operating policy, which may be changed by the Fund's Board of Directors, does not intend to invest more than 15% of its total assets in unlisted securities or other securities that are illiquid as determined by or under the direction of the Board of Directors of the Fund.

                               In pursuit of its objective, the Fund may, but
                              does not currently intend to, employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts (commonly referred to as "derivatives"). These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. In addition, the Fund may seek to enhance the Fund's return through the use of options on securities and through the use of futures and options thereon. See "Investment Objective and Policies -- Other Investment Practices -- Foreign Currency Hedging Transactions; Options and Futures Contracts" and Appendix A. See also "The Fund," "Investment Objective and Policies" and "Risk Factors and Special Considerations."

INVESTMENT ADVISER            Prospect Street(R)Investment Management Co., Inc.
                              will manage the investments of the Fund pursuant to an Investment Advisory Agreement with the Fund
                              (the "Advisory Agreement"). As of May 31, 1997, the Investment Adviser had approximately $ under management. The Investment Adviser is a registered investment adviser under the U.S. Investment
                              Advisers Act of 1940 (the "Advisers Act"). See
                              "Management of the Fund--Investment Adviser."

                              Warren J. Isabelle, Chief Investment Officer -- Equities and Vice President of the Investment Adviser, will be responsible for the day-to-day management of the Fund's investments. Prior to joining the Investment Adviser, Mr. Isabelle was a Senior Vice President with Pioneering Management Corporation ("PMC") from 1984 through January 1997 and Chief Investment Officer -- Equities and a Senior Vice President with Keystone Corp. from February 1997 through May 1997. At PMC, he was responsible for the day-to-day management of Pioneer Capital Growth Fund from inception of that fund in July 1990 through January 1997. The Fund's investment objective and policies are substantially similar to the investment objective and policies of the Pioneer Capital Growth Fund. For more information concerning Mr. Isabelle, including the historical performance of the Pioneer Capital Growth Fund during the period that Mr. Isabelle served as portfolio manager, see "Management of the Fund--Investment Adviser."

RISK FACTORS AND SPECIAL
  CONSIDERATIONS              The Fund is a newly organized management
                              investment company with no prior operating history.

                              Under current market conditions, the Investment Adviser expects that pursuit of the Fund's "aggressive value" investment strategy will result in the Fund's assets being invested primarily in securities of Small-cap Issuers. While in the Investment Adviser's opinion the securities of a Small-cap Issuer may offer the potential for greater capital appreciation than investments in securities of mid- or large-cap issuers, securities of Small-cap Issuers may also present greater risks. For example, Small-cap Issuers often have limited product lines, markets, or financial resources. They may have no or only a limited history of profitable operation and may be subject to high volatility in revenues, expenses and earnings. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger-cap issuers. In addition, Small-cap Issuers may not be well-known to the investing public and may have only limited institutional ownership. The market prices of securities of Small-cap Issuers generally are more sensitive to changes in earnings expectations, to corporate developments and to market rumors than are the market prices of large-cap issuers. Transaction costs in securities of Small-cap Issuers may be higher than in those of larger-cap issuers.

                              The Fund may, but does not currently intend to, employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts (commonly referred to as "derivatives"). While the judicious use of derivatives by experienced investment advisers can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments, including market risk, liquidity risk, risk of mispricing or improper valuation of derivatives and risk that derivatives do not correlate perfectly with underlying assets, rates and indices. See Appendix A.

                              The Fund may invest a portion of its assets in securities issued by foreign issuers. Foreign issuers are generally subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. The economies of certain foreign countries may differ favorably or unfavorably from the U.S. economy. In addition, some foreign countries prohibit certain kinds of investment or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund.

                              The Fund's assets may be invested in equity securities denominated in foreign currencies. Accordingly, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments.

                              The securities markets of certain foreign countries have substantially less market capitalization and trading volume than the securities markets of the United States. Further, securities of non-U.S. issuers may be less liquid and more volatile than securities of comparable U.S. issuers.

                              The Fund may invest in equity securities purchased directly from issuers or in unregulated over-the-counter markets or other unlisted securities markets which may involve a high degree of business and financial risk that can result in substantial losses.

                              The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's conversion to open-end status in a manner other than through the Automatic Conversion Feature (as defined herein) and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Risk Factors and Special Considerations," "Common Stock" and "Automatic Conversion to an Open-End Investment Company."

                              Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value. The risk of purchasing shares of a closed-end investment company which might trade at a discount from net asset value is more pronounced for investors who purchase in the initial public offering and who wish to sell their shares in a relatively short period of time. To reduce or eliminate any discount to net asset value, the Fund's Articles of Incorporation provide that the Fund will automatically convert to an open-end investment company upon certain conditions. However, notwithstanding the elimination of the market discount upon conversion of the Fund to an open-end investment company, a stockholder will incur a loss upon the sale of its shares of the Fund if such stockholder sells or redeems his shares at a price less than the amount for which such stockholder purchased his shares. See "Risk Factors and Special Considerations -- Net Asset Value Discount; Lack of Operating History" and "Automatic Conversion to an Open-End Investment Company."

                              Investors should carefully consider their ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. See "Risk Factors and Special Considerations."

AUTOMATIC CONVERSION TO
AN OPEN-END INVESTMENT
COMPANY The Fund's Articles of Incorporation contain an automatic conversion feature (the "Automatic Conversion Feature") which will cause the Fund to convert to an open-end investment company automatically upon the occurrence of the conditions and in the circumstances described below, without requiring a vote of the shareholders of the Fund.

                              The Fund's Articles of Incorporation provide that, beginning 18 months after the closing of the Fund's initial public offering, the Fund will automatically convert into an open-end investment company if its shares close at a market price (on the principal exchange on which the Fund's shares are traded) that is a [5]% or greater discount to the net asset value per share of the Fund on the last business day of any week and for each of the next 14 business days (the "Conversion Event"). No further approval of the stockholders of the Fund would be necessary, although the Fund's Board of Directors may, within [90] days following the Conversion Event, convene a meeting of stockholders of the Fund at which the holders of not less than 75% of the Fund's shares may vote to amend the Articles of Incorporation to remove the Automatic Conversion Feature and continue the Fund as a closed-end investment company. A business day is any day that the New York Stock Exchange is open. The Automatic Conversion Feature may be amended only by the affirmative vote of the holders at least 75% of the Fund's outstanding voting securities. See "Automatic Conversion to an Open-end Investment Company."

                              Upon the occurrence of the Conversion Event, the Fund may continue to operate as a closed-end investment company for [90] days following the Conversion Event and thereafter only if the Fund's Board of Directors has, within [90] days following the Conversion Event, convened a meeting of stockholders of the Fund at which the holders of not less than 75% of the Fund's shares vote to amend the Articles of Incorporation to remove the Automatic Conversion Feature and continue the Fund as a closed-end investment company.

                              If the Fund converts to an open-end investment company, it will be able continuously to issue and offer for sale shares of the Fund, and each such share could be presented to the Fund at the option of the holder for redemption at a price based on the then-current net asset value per share. In addition, shares of the Fund would no longer be listed on the New York Stock Exchange and the Fund would no longer hold annual meetings of its stockholders unless required by law or requested by the Board of Directors. Further, after conversion, the Board of Directors will have the ability to increase or decrease the authorized capital of the Fund without any stockholder approval.

                              In the event of a conversion to an open-end investment company, the Fund may institute a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to such a 12b-1 plan, the Fund would be permitted to incur distribution expenses related to the sale of its shares. The 12b-1 plan would provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor. Prior to the implementation of a 12b-1 plan, the Fund would be required to seek approval of such plan from the stockholders of the Fund to which such plan is applicable. In addition, if the Fund converts to an open-end investment company, its total annual expenses may increase. See "Automatic Conversion to an Open-end Investment Company."

THE OFFERING                  The Fund is offering 3,000,000 shares of Common
                              Stock, $.01 par value (the "Shares"), through a group of underwriters (the "Underwriters") for which Tucker Anthony Incorporated is acting as lead representative. The Underwriters also have been granted an option, exercisable for 45 days from the date hereof, to purchase up to 450,000 additional Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. See "Underwriting."

USE OF PROCEEDS               The Fund expects that, under normal market
                              conditions, the net proceeds of this offering will be fully invested in accordance with the Fund's investment objective and policies within two months from the closing of this offering. See "Use of Proceeds."

LISTING The Fund intends to apply to list the Shares on the New York Stock Exchange under the symbol " ."

MANAGEMENT FEES AND
  ESTIMATED EXPENSES          Under the Advisory Agreement with the
                              Fund, the Investment Adviser is entitled to receive a monthly advisory fee equal to 1.00% (on an annual basis) of the Fund's average weekly net assets.

                              The Fund will be responsible for all of its
                              operating expenses. The Fund's annual normal
                              operating expenses, including advisory,
                              administration, transfer agency and custodial fees, are estimated to be approximately $ exclusive of organization expenses estimated to be
                              $          (which are to be amortized over five
                              years). The expenses of this offering, estimated to be $ (which includes up to $ to be paid to the Underwriters in partial reimbursement of their expenses), will be paid by the Fund and deducted from net proceeds of this offering. See "Management of the Fund--Estimated Expenses."

DIVIDEND DISTRIBUTIONS AND
  REINVESTMENT                The Fund generally intends to distribute to
                              stockholders at least annually substantially all of its net investment income and any net realized capital gains, although the Fund may elect annually to retain net realized long-term capital gains for reinvestment. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. See
                              "Taxation-- U.S. Federal Income Taxes. Unless the
                              Fund is otherwise instructed in writing in the manner described under "Dividends and
                              Distributions; Dividend Reinvestment and Cash
                              Purchase Plan," stockholders will be presumed to have elected to have all distributions automatically reinvested in shares of the Fund.
                              Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market.
                              See "Dividends and Distributions; Dividend
                              Reinvestment and Cash Purchase Plan." Reinvested dividends will generally give rise to tax without a corresponding amount of cash. See "Taxation --
                              U.S. Federal Income Taxes."

CUSTODIAN                     [          ] will act as custodian for the Fund's
                              assets and may employ sub-custodians.   See
                              "Management of the Fund--Custodian."

QUALIFICATION AS
REGULATED INVESTMENT
COMPANY                        The Fund intends to qualify as a regulated
                              investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. See "Taxation."

                                      FEE TABLE

STOCKHOLDER TRANSACTION EXPENSES:
  Sales Load (as percentage of offering price)                                     %
  Dividend Reinvestment and Cash Purchase Plan Fees                                %
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK):
  Management Fees                                                              1.00%
  Other Expenses                                                                   %
       Total Annual Expenses                                                       %
                                                                               =====

                                    CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                    -------------------------------------------
                                     1 YEAR    3 YEARS     5 YEARS  10 YEARS
                                     ------    -------     -------  --------

EXAMPLE:
An investor would pay the following
  expenses on a $1,000 investment,
  assuming a 5% annual return           $         $           $         $

       The above table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. See "Management of the Fund--Estimated Expenses."

       The Example of Expenses set forth above is a hypothetical example that illustrates the expenses associated with a $1,000 investment in the Fund over periods of one, three, five and ten years, based upon the estimated expenses in the Fee Table above and an assumed annual rate of return of 5%. The tables above and the assumption in the Example of a 5% annual return are required by the Securities and Exchange Commission (the "Commission") regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, the Example assumes that all dividends and distributions are reinvested at net asset value and assumes that all percentage amounts set forth under Annual Expenses in the Fee Table above remain the same for the years shown in the Example. Although the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

       The figures provided under "Other Expenses" in the table above are based upon estimated amounts for the Fund's first fiscal year based upon net proceeds
from the offering of $          . See "Management of the Fund" for additional
information.

                                      THE FUND

       The Fund, incorporated in Maryland on June 19, 1997, is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. There can be no assurances that the Fund's investment objective will be achieved. Investment in shares of Common Stock of the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

       Through this Prospectus, the Fund is offering 3,000,000 shares of Common Stock, $.01 par value (the "Shares"), through a group of underwriters (the "Underwriters") for which Tucker Anthony Incorporated is acting as lead representative. The Underwriters also have been granted an option, exercisable for 45 days from the date hereof, to purchase up to 450,000 additional Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. See "Underwriting."


                                   USE OF PROCEEDS

       The Fund expects that, under normal market conditions, the net proceeds
of this offering (estimated to be approximately $       if the Underwriters'
over-allotment option is not exercised) will be fully invested in accordance with the Fund's investment objective and policies within two months from the closing of this offering. See "Investment Objective and Policies." Pending such investment, the net proceeds of this offering may be invested in the manner described under "Investment Objective and Policies -- Temporary Investments."


                          INVESTMENT OBJECTIVE AND POLICIES

       The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The Fund's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

       In addition to common stocks, the Fund may also invest in securities convertible into or exchangeable for common stock or otherwise participating in a portion of the economic characteristics of common stock, such as convertible bonds and convertible preferred stocks. While there is no requirement to do so, the Fund intends, as a matter of operating policy which may be changed by the Fund's Board of Directors, to invest at least 80% of its assets in common stocks and limit investments in foreign securities to no more than 25% of its assets.

       The Fund will seek to achieve its investment objective by investing primarily in common stocks and other securities of issuers that Prospect Street(R) Investment Management Co., Inc., the Fund's investment adviser (the "Investment Adviser"), believes to be undervalued in the market, taking into account the Investment Adviser's assessment of, among other factors, the issuer's existing assets and cash flow generating potential over a period of two to three years. Under current market conditions, the Investment Adviser, consistent with its "aggressive value" approach described below, anticipates that it will invest the Fund's assets primarily in securities of issuers with market capitalizations of less than $1 billion ("Small-cap Issuers").

       In selecting individual stocks, the Investment Adviser intends to focus on issuers which the Investment Adviser believes have a longer-term intrinsic value that is greater than the issuer's current stock price. In order to assess the intrinsic value of an issuer, the Investment Adviser generally will perform in- depth research of the issuer, including an analysis of the cash flow generating potential of its business, and may conduct in-person visits or discussions with management. The Investment Adviser will select attractive investment opportunities from among issuers which it believes have intrinsic values significantly higher than the trading prices of their stocks. The Investment Adviser has adopted this approach because it believes that, over the longer-term, the price of a stock ultimately will reflect the intrinsic economic value of the issuer's underlying business. Consistent with this approach, the Fund generally will have a longer-term investment horizon and expects to hold securities for an average of two to three years. The Investment Adviser believes that this strategy is necessary in order to provide sufficient time for the issuer to demonstrate its true cash flow generating potential and to implement any planned corporate or strategic changes.

       The Investment Adviser believes that its selection process will provide the Fund with a diversified portfolio of securities, including securities of issuers which the Investment Adviser believes are in a position to benefit from
(i) turnaround opportunities or corporate transitions resulting from changes in strategy, new products or business lines, changes in management or strategic corporate transactions, such as mergers, acquisitions or joint ventures or (ii) cyclical opportunities arising from, among other factors, common cyclical patterns or changes in their respective industries. In addition, the Investment Adviser anticipates that the Fund's portfolio will include securities of issuers which the Investment Adviser believes will emerge as prosperous companies when their products or services become more widely known by their respective customers or clientele and the market in general. In connection with the Investment Adviser's selection of individual stocks, the Investment Adviser will seek to identify and invest in the securities of issuers the managements of which the Investment Adviser has a high degree of confidence in or issuers that the Investment Adviser believes have potentially successful business strategies. The Investment Adviser believes that this "aggressive value" approach can provide substantial investment returns while, in the Investment Adviser's opinion, potentially limiting downside risks.

       In pursuit of its objective, the Fund may, but does not currently intend to, employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts (commonly referred to as "derivatives"). These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. In addition, the Fund may seek to enhance the Fund's return through the use of options on securities and through the use of futures and options thereon. See "Investment Objective and Policies -- Other Investment Practices -- Foreign Currency Hedging Transactions; Options and Futures Contracts" and Appendix A.

       For temporary defensive purposes, the Fund may invest all or a portion of its assets in debt securities of the kind described under "Temporary Investments" below.

       It is the policy of the Fund not to engage in trading for short-term profits. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund. However, the U.S. federal tax requirement that the Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Taxation--U.S. Federal Income Taxes."

       The investment objective and policies described herein will not change if the Fund converts to an open-end investment company. See "Automatic Conversion to an Open-End Investment Company."

OTHER INVESTMENT PRACTICES

       Convertible Securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

       Repurchase Agreements. The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Investment Adviser will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund.

       Repurchase agreements are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

       Loans of Portfolio Securities. The Fund may lend portfolio securities to member firms of the New York Stock Exchange under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. The Fund may pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans.

       As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Directors. The Investment Adviser will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of the Fund's total assets.

       Unlisted Securities. Securities in which the Fund may invest include equity securities purchased directly from issuers or in the unregulated over-the-counter markets or other unlisted securities markets which may involve a high degree of business and financial risk. See "Risk Factors and Special Considerations -- Investments in Unlisted Securities." The Fund, as a matter of operating policy, which may be changed by the Fund's Board of Directors, does not intend to invest more than 15% of its total assets in unlisted securities or other securities that are illiquid as determined by or under the direction of the Board of Directors of the Fund.

       Foreign Currency Hedging Transactions; Options and Futures Contracts. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and may purchase and write (sell) put and call options on foreign currency and on foreign currency futures contracts.

       The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon. Further, to the limited extent described in Appendix A, the Fund may utilize futures and options thereon for non-hedging purposes as permitted by the rules and regulations of Commodity Futures Trading Commission (the "CFTC").

       Under the regulations of the CFTC, the Fund will not be considered a "commodity pool," as defined under such regulations, as a result of entering into the transactions in futures contracts and related options described above, provided, among other things, that:

            (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations; or

            (2) with respect to any Fund transactions in futures contracts or related options which are not entered into for bona fide hedging purposes, the aggregate initial margin and premiums do not exceed 5% of its total assets (after taking into account any unrealized profits and losses).

       The Fund will only engage in transactions in futures and options on futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the CFTC. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or liquid securities will be deposited in a segregated account with the Fund's custodian in accordance with the regulations of the Securities and Exchange Commission.

       For a description of each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix A.

TEMPORARY INVESTMENTS

       During periods in which the Investment Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. government and its agencies and instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks;
(c) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. corporations; and (d) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that are rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or, if unrated, that the Investment Adviser believes to be of comparable quality.

       The Fund expects to be fully invested in accordance with its investment objective and policies within two months from the date of completion of the offering made hereby. Pending such investment, the Fund's assets may be invested entirely in the investments described above.


                               INVESTMENT RESTRICTIONS

       The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and Policies"). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class as it would receive on exercise of such rights.

       As a matter of fundamental policy:

            1. The Fund may not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed).

            2. The Fund may not invest in real estate or interests therein, except for securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

            3. The Fund may not invest in commodities or commodity contracts, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies.

            4. The Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

            5. The Fund may not make loans, provided that (i) the purchase of debt securities or the lending of portfolio securities shall not be deemed loans for the purposes of this restriction; and (ii) the Fund may engage in repurchase transactions to the extent permitted by the Fund's investment objective and policies.

            6. The Fund may not issue senior securities, except as permitted by restrictions numbered 1, 3 and 5 above, and, for purposes of this restriction, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of fundamental restriction no. 8 below are not deemed to be senior securities.

            7. The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

            8. The Fund may not guarantee the securities of any other company, or mortgage, pledge, hypothecate, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

            9. The Fund may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).


       As a matter of non-fundamental operating policy, which may be changed by the Fund's Board of Directors without a stockholder vote:

            1. The Fund may not invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund.

            2. Notwithstanding fundamental investment restriction number 2 above, the Fund may not invest in real estate limited partnerships, real estate investment trusts and real estate funds.

            3. Notwithstanding fundamental investment restriction number 1 above, the Fund may not borrow money in amounts exceeding 10% of its total assets (including the amount borrowed) taken at market value.

            4. The Fund may not pledge, mortgage or hypothecate its assets in amounts exceeding 10% its total assets taken at market value.

            5. The Fund may not purchase securities on margin or make short sales.

            6. The Fund may not invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. Government securities.

            7. The Fund may not write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof.

            8. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and have a leverage effect.

            9. The Fund may not make any investment for the purpose of exercising control or management.

            10. The Fund may not invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid as determined by or under the direction of the Board of Directors of the Fund, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities.

            11. The Fund may not invest in interests in oil, gas or other mineral exploration or development leases or programs.

            12. The Fund may not purchase the securities of any enterprise which has a business history of less than three years, including the operation of any predecessor business to which it has succeeded.

       Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above.

      In addition to the foregoing restrictions, it is a fundamental policy that at least 75% of the value of the Fund's total assets must be represented by cash and cash items, government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      The Fund may be prohibited under the 1940 Act, absent exemptive relief, from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

       Investors should recognize that investing in the Fund involves certain special considerations and risk factors, including those set forth below. Investment in shares of Common Stock of the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund. Investment in common stock, including common stock of Small-cap Issuers, generally should be considered speculative.

SMALL-CAP ISSUERS

       Under current market conditions, the Investment Adviser expects that pursuit of the Fund's "aggressive value" investment strategy will result in the Fund's assets being invested primarily in securities of Small-cap Issuers. While in the Investment Adviser's opinion the securities of a Small-cap Issuer may offer the potential for greater capital appreciation than investments in securities of mid- or large-cap issuers, securities of Small-cap Issuers may also present greater risks. For example, Small-cap Issuers often have limited product lines, markets, or financial resources. They may have no or only a limited history of profitable operation and may be subject to high volatility in revenues, expenses and earnings. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger-cap issuers. In addition, Small-cap Issuers may not be well-known to the investing public and may have only limited institutional ownership. The market prices of securities of Small-cap Issuers generally are more sensitive to changes in earnings expectations, to corporate developments and to market rumors than are the market prices of large-cap issuers. Transaction costs in securities of Small-cap Issuers may be higher than in those of larger-cap issuers.

INVESTMENTS IN UNLISTED SECURITIES

       The Fund may invest in equity securities purchased directly from issuers or in unregulated over-the-counter markets or other unlisted securities markets which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of active and regulated trading markets for these investments, and because of the difficulties in determining market values accurately, the Fund may take longer to liquidate these positions than would be the case for publicly listed securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly listed may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. The Fund, as a matter of operating policy, which may be changed by the Fund's Board of Directors, does not intend to invest more than 15% of its total assets in unlisted securities or other securities that are illiquid as determined by or under the direction of the Board of Directors of the Fund.

NET ASSET VALUE DISCOUNT; LACK OF OPERATING HISTORY

       The Fund is a newly organized investment company with no prior operating history. Prior to this offering, there has been no public market for the Fund's shares. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value. The risk of purchasing shares of a closed-end investment company which might trade at a discount from net asset value is more pronounced for investors who purchase in the initial public offering and who wish to sell their shares in a relatively short period of time.

       To reduce or eliminate any discount to net asset value, the Fund's Articles of Incorporation provide that the Fund will automatically convert to an open-end investment company upon certain conditions. See "Automatic Conversion to an Open-End Investment Company." However, notwithstanding the elimination of the market discount upon conversion of the Fund to an open-end investment company, a stockholder will incur a loss upon the sale of its shares of the Fund if such stockholder sells or redeems his shares at a price less than the amount for which such stockholder purchased his shares.

FOREIGN INVESTMENTS

       The Fund may invest in securities issued by foreign issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

       The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

       The assets of the Fund may be invested in securities denominated in foreign currencies, and a corresponding portion of the Fund's revenues will be received in such currencies. Therefore, the Fund's net asset value, and possibly the corresponding market value of the Fund's shares, may be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of the Fund's distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. See "Taxation." In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Appendix A."

       The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of issuers representing a small number of industries. Consequently, the Fund which may own securities of such issuers may experience greater price volatility and lower liquidity than a portfolio invested solely in equity securities of U.S. issuers, including Small-cap Issuers in the United States. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

       Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in certain countries where settlement is through physical delivery. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected and the Investment Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

ADDITIONAL CONSIDERATIONS

       The Fund may, but does not currently intend to, employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts (commonly referred to as "derivatives"). While the judicious use of derivatives by experienced investment advisers can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments, including market risk, liquidity risk, risk of mispricing or improper valuation of derivatives and risk that derivatives do not correlate perfectly with underlying assets, rates and indices. See "Investment Objective and Policies -- Other Investment Practices -- Foreign Currency Hedging Transactions; Options and Futures Contracts" and Appendix A.

       The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's conversion to open-end status in a manner other than through the Automatic Conversion Feature (as defined herein) and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Common Stock" and "Automatic Conversion to an Open-End Investment Company."

       Certain considerations concerning the Fund's ability to enter into repurchase agreements and lend portfolio securities are discussed below under "Investment Objective and Policies" and "--Lending of Portfolio Securities."

       The Fund may be subject to withholding taxes, including withholding taxes on realized capital gains that may exist or may be imposed by the governments of the countries in which the Fund invests. As a result, the Fund could become subject to local tax liabilities in the future that it did not anticipate in conducting its investment activities or valuing its assets.


                               MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

       The Directors and officers of the Fund are listed below together with their respective positions and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with publicly held companies.


                                   Position                      Principal Occupation During
      Name and Address            with Fund          Age               Past Five Years
      ----------------            ---------          ---         ---------------------------
Richard E. Omohundro, Jr.*     President and         56       President or Co-President of the
60 State Street                Director                       Investment Adviser since June
Boston, MA 02109                                              1988.

Joseph G. Cote*                Director              55       Co-President of the Investment
60 State Street                                               Adviser from August 1995 to
Boston, MA 02109                                              present and from February 1989 to
                                                              November 1993.
                                                              Shareholder of the
                                                              Investment Adviser
                                                              from 1989 to
                                                              present.

Warren J. Isabelle*            Director and          45       Chief Investment Officer--
60 State Street                Vice President                 Equities and Vice President of
Boston, MA 02109               and Treasurer                  the Investment Adviser since May
                                                              1997. Previously,
                                                              a Senior Vice
                                                              President with
                                                              Pioneering
                                                              Management
                                                              Corporation from
                                                              1984 through
                                                              January 1997 and
                                                              Chief Investment
                                                              Officer - Equities
                                                              and a Senior Vice
                                                              President with
                                                              Keystone Corp.
                                                              from February 1997
                                                              to May 1997.

Karen J. Thelen                Secretary             45       Vice President of the Investment
60 State Street                                               Adviser since December 1992.
Boston, MA 02109                                              Assistant Vice President of the
                                                              Investment Adviser
                                                              from December 1988
                                                              to December 1992.

----------
* Directors who are "interested persons" of the Fund, as defined in the 1940 Act.


       Messrs. Omohundro, Cote and Isabelle and Ms. Thelen are officers of the Investment Adviser.

       The officers of the Fund, together with the Investment Adviser, conduct and supervise the Fund's daily business operations. The Directors review and supervise the actions of the officers and the Fund's Investment Adviser and decide general policy.

       The Fund pays each Director not affiliated with the Investment Adviser a fee of $10,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per Directors' meeting attended by telephone, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of certain of the Fund's Directors who are not interested persons, receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings.

       Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director by other U.S. registered investment companies advised by the Investment Adviser or its affiliates (collectively the "Fund Complex") for their services as directors of such investment companies for the fiscal year ended October 31, 1996.

                                                                                           Number
                                             Pension or                                   of Funds
                                             Retirement                    Total          Currently
                                              Benefits     Estimated    Compensation       in Fund
                                             Accrued as     Annual       From Fund       Complex for
                              Aggregate     Part of the    Benefits       Complex           which
                             Compensation      Fund's        upon         Paid to         Director
     Name of Director         From Fund       Expenses    Retirement     Directors         Serves
     ----------------        ------------   -----------   ----------   -------------     -----------
Richard E. Omohundro, Jr.*    $      0          NONE         NONE      $        0             2

Joseph G. Cote*                      0          NONE         NONE               0             2

Warren J. Isabelle*                  0          NONE         NONE               0             1

----------
* Messrs. Omohundro, Cote and Isabelle are officers of the Investment Adviser, and therefore are "interested persons" of the Fund within the meaning of the 1940 Act. As such, Messrs. Omohundro, Cote and Isabelle do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.



       The Fund's Board of Directors has an Audit Committee that is responsible for reviewing financial and accounting matters. The members of the Audit
Committee are Messrs.          .

       As of the date of this Prospectus, none of the officers or Directors of the Fund own any shares of the Fund's Common Stock.

       [The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires. The Fund's By-Laws provide that each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death,
(iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age or (v) his removal as provided by statute or the Articles of Incorporation.
See "Common Stock."]

       The Articles of Incorporation of the Fund contain a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Fund's Directors and officers to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, subject to certain qualifications described below. The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the full extent permitted by the MGCL. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and
(A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no Director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that the person actually received an improper benefit or profit in money, property, or services or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a Director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a Director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INVESTMENT ADVISER

       The Investment Adviser is Prospect Street(R) Investment Management Co., Inc., a Massachusetts corporation having its principal offices at 60 State Street, Boston, Massachusetts 02109. Organized in June 1988, the Investment Adviser provides institutional clients with investment management services. As
of May 31, 1997, the Investment Adviser had approximately $   under management.

       The Investment Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Adviser is under no restriction and remains free, at any time, to sponsor and advise new investment vehicles with investment restrictions similar or identical to those of the Fund.

       Richard E. Omohundro, Jr., Co-President of the Investment Adviser, served as a Vice President (1978 to 1983) and a Managing Director (1983 to 1988) of Merrill Lynch and was Co-Manager of the Merrill Lynch High-yield Bond Group from 1978 through 1987. During that period, the Group raised approximately $13.6 billion in new "high-yield" securities through 107 issues and provided one of the largest secondary trading markets for "high-yield" securities. In 1987, the Group raised approximately $5.8 billion in new offerings of "high-yield" securities and employed over 40 persons. Mr. Omohundro provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager although the portfolio manager has full discretionary authority concerning the selection of the Fund's investments.

       Portfolio Manager, Background and Experience. Warren J. Isabelle, Chief Investment Officer -- Equities and Vice President of the Investment Adviser, will be responsible for the day-to-day management of the Fund's investments. Prior to joining the Investment Adviser, Mr. Isabelle was a Senior Vice President with Pioneering Management Corporation ("PMC") from 1984 through January 1997 and Chief Investment Officer -- Equities and a Senior Vice President with Keystone Corp. from February 1997 through May 1997. At PMC, Mr. Isabelle was responsible for the day-to-day management of Pioneer Capital Growth Fund, a series fund of Pioneer Growth Trust, from the inception of that fund in July 1990 through January 1997. The Fund's investment objective and policies are substantially similar to the investment objective and policies of the Pioneer Capital Growth Fund. At October 31, 1996, that fund had approximately $1.9 billion in net assets. As portfolio manager of the Pioneer Capital Growth Fund, Mr. Isabelle had full discretionary authority over the selection of investments for that fund and no other person played a significant part in achieving that fund's prior performance. Average annual returns of the Pioneer Capital Growth Fund for the periods during which Mr. Isabelle managed the Pioneer Capital Growth Fund are set forth below and compared with the performance of the Standard & Poor's 500 Composite Stock Price Index and the Russell 2000 Index.

                                           Pioneer Capital
                                         Growth Fund(1)(2)(3)
                                  ----------------------------------
        Average Annual             Class A      Class B     Class C       S&P 500      Russell 2000
         Total Returns            Shares(4)    Shares(5)   Shares(6)     Index(7)        Index(8)
        --------------            ---------    ---------   ---------     --------      ------------
One Year Period
  Ended October 31, 1996.......       %            %           %*            %              %

One Year Period
  Ended October 31, 1995.......                               --

One Year Period
  Ended October 31, 1994.......                    *          --

One Year Period
  Ended October 31, 1993.......                   --          --

One Year Period
  Ended October 31, 1992.......                   --          --

One Year Period
  Ended October 31, 1991.......                   --          --

For the Period From
  Commencement of
  Operations through
  October 31, 1990.............      (1)          --          --

Five Years.....................                   --          --

For the Period From
  Commencement of
  Operations through
  October 31, 1996.............       (1)         (1)         (1)


----------
* From commencement of participation in operations of such shares to the period then ended.
(1) Class A shares of Pioneer Capital Growth Fund commenced participation in operations on July 25, 1990. Class B shares of Pioneer Capital Growth Fund commenced participation in operations on April 4, 1994. Class C shares of Pioneer Capital Growth Fund commenced participation in operations on January 31, 1996.
(2) Average annual total return reflects changes in share prices of the applicable class and reinvestment of dividends and distributions and is net of fund expenses, excluding deduction of (i) a maximum 5.75% sales charge applicable to Class A shares at the beginning of the period, (ii) a maximum 4% contingent deferred sales charge applicable to Class B shares upon redemption and (iii) a maximum 1% contingent deferred sales charge applicable to Class C shares upon redemption.
(3) The portfolio turnover rate for the Pioneer Capital Growth Fund for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and for the period from July 25, 1990 (commencement of operations) through
       October 31, 1990 was   %,   %,   %,   %,   %,   % and   %, respectively.
(4) The expense ratio, net of any reimbursed expenses, of the Class A shares of the Pioneer Capital Growth Fund for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and for the period from July 25, 1990
       (commencement of operations) through October 31, 1990 was   %,   %,   %,
         %,   %,  % and   % (annualized), respectively.
(5) The expense ratio, net of any reimbursed expenses, of the Class B shares of the Pioneer Capital Growth Fund for the fiscal years ended October 31, 1996 and 1995 and for the period from April 4, 1994 (commencement of
       operations) through October 31, 1994 was   %,   % and   % (annualized),
       respectively.
(6) The expense ratio, net of any reimbursed expenses, of the Class C shares of the Pioneer Capital Growth Fund for the period from January 31, 1996
       (commencement of operations) through October 31, 1996 was     %
       (annualized).
(7) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks that is considered to be generally representative of the U.S. stock market. The Index is adjusted to reflect reinvestment of dividends, but does not reflect any fees, expenses or sales charges.
(8) The Russell 2000 Index is an unmanaged index that tracks the performance of 2000 smaller- capitalization stocks. The Index is adjusted to reflect reinvestment of dividends, but does not reflect any fees, expenses or sales charges.

       The historical performance information set forth above with respect to the Pioneer Capital Growth Fund is derived from that fund's annual reports, which are publicly available. Historical performance is not indicative of future performance. The Pioneer Capital Growth Fund is a separate fund and its historical performance is not indicative of the potential performance of the Fund, which is a newly organized investment company with no operating history. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. Although the Fund is a closed-end investment company, the Fund has adopted an investment objective and policies generally applicable to an open-end investment company, such as the Pioneer Capital Growth Fund.

       For the three- and five-year periods ended December 31, 1996 during which Mr. Isabelle managed the Pioneer Capital Growth Fund, the Pioneer Capital Growth
Fund -- Class A shares had a       -star and a       -star Morningstar
risk-adjusted performance rating, respectively, when rated among other domestic equity funds. Morningstar, Inc., is an independent publisher of financial information and investment company ratings. Morningstar ratings involve comparisons of funds with similar investment objectives and represent a proprietary measure of risk- adjusted performance relative to three-month U.S. Treasury bill returns. A five-star rating is characterized as "Highest" and is limited to the top 10% of scores in a rating group; a four-star rating is characterized as "Above Average" and is limited to the next 22.5% of scores in the rating group. A three-star rating is characterized as "Average" or "Neutral" and is limited to the next 35% of scores in the rating group. The Pioneer
Capital Growth Fund is included among       open-end funds in Morningstar's
"Small Company" investment category. Morningstar ratings may change every four weeks and do not take into account brokerage commissions, sales loads or other charges that may be payable in connection with the purchase of shares. Morningstar ratings are based on historical performance and are not predictive of future results.

ADVISORY AGREEMENT

       The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors of the Fund and compliance with the applicable provisions of the 1940 Act.

       The Investment Adviser is not dependent on any other party in providing the investment advisory services required for management of the Fund's portfolio. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Investment Adviser is also responsible for providing the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors (although certain of such expenses will be borne by the Fund), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

       Under the Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a monthly advisory fee equal to 1.00% (on an annual basis) of the Fund's average weekly net assets.

       The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays, among others, investment advisory fees; fees and expenses associated with the Fund's administration, record keeping and accounting; fees and expenses for the custodian and sub-custodians of the Fund's assets; legal, accounting and auditing fees; taxes; registration fees and expenses; fees and expenses for the registrar, transfer and dividend disbursing agent; expenses for portfolio pricing services by a pricing agent, if any; dues and expenses incurred in connection with membership in investment company organizations; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses or other extraordinary expenses; and costs of stockholders' and other meetings. The Fund also pays the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates. Under the Advisory Agreement, the Investment Adviser provides the Fund with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the other affairs of the Fund. The Investment Adviser compensates Directors of the Fund if such persons are employed by the Investment Adviser or its affiliates. However, the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Investment Adviser or its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

       Under the Advisory Agreement, the Investment Adviser is permitted to provide investment advisory services to other clients, including clients who may invest in the same issuers as the Fund. However, information furnished by others to the Investment Adviser in the course of providing services to clients other than the Fund may be useful to the Investment Adviser in providing services to the Fund.

       The Advisory Agreement will initially be effective for a period of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Investment Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Advisory Agreement may be terminated at any time, without payment of penalty, by the Fund's Board of Directors, by a vote of a majority the Fund's outstanding voting securities, or by the Investment Adviser upon 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

       The Advisory Agreement provides that the Investment Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, and that the Investment Adviser will be indemnified by the Fund for any loss suffered by the Investment Adviser in connection with the performance of its obligations and duties under the Advisory Agreement, in each case except for any loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

CUSTODIAN

       [            ] will act as custodian for the Fund's assets (the
"Custodian").  The principal business address of the Custodian is [address].

       For its services the Custodian will receive a fee calculated as a percentage of the Fund's assets in its custody, plus an amount for each transaction effected in the Fund's account. In addition, the Custodian will be reimbursed by the Fund for any out-of-pocket expenses incurred by it in connection with the performance of its duties under the Custody Agreement. The Custody Agreement provides that the Fund shall indemnify the Custodian against any liability, loss or expense (including attorneys fees and disbursements) incurred in connection with the Custody Agreement, except to the extent such liability, loss or expense results from the negligence or willful misconduct of or breach by the Custodian.

       The Custodian may employ one or more sub-custodians outside the U.S. The fees and expenses of any such sub-custodians are paid by the Custodian.

ESTIMATED EXPENSES

       On the basis of the anticipated size of the Fund immediately following the receipt of the net proceeds from this offering, the Investment Adviser estimates that the Fund's normal annual operating expenses, including advisory, administrative and custodial fees, exclusive of amortization of organization expenses, will be approximately $ . While this estimate has been made in good faith on the basis of information made available to the Investment Adviser, there can be no assurance that actual operating expenses will not be substantially more or less than such estimate.


       Costs incurred by the Fund in connection with its initial registration and public offering of shares, estimated at $ , will be charged to the capital of the Fund upon the Fund's commencement of operations; costs incurred in connection with the Fund's organization, estimated at $ , will be deferred and amortized on a straight-line basis over five years starting with the commencement of the Fund's operations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       The Investment Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for portfolio securities of the Fund, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Adviser generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread of commission available. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The placing and execution of orders for the Fund also may be subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Investment Adviser or its affiliates).

       Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Adviser will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Investment Adviser or the Investment Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Investment Adviser in connection with all of its investment activities and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Investment Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Investment Adviser and/or other clients receive such services.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

       Research provided to the Investment Adviser in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Investment Adviser itself, and the Investment Adviser's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Investment Adviser's own research efforts, because the information must still be analyzed, weighed and reviewed by the Investment Adviser's staff. Such information may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information is necessarily used by the Investment Adviser in connection with the Fund. Conversely, information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may prove useful to the Investment Adviser in providing services to the Fund.

       The Fund's Board of Directors will review at least annually the commissions allocated by the Investment Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

                                 NET ASSET VALUE

       The Fund intends to determine its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. The Fund will calculate the net asset value per share daily during the relevant periods in which the Automatic Conversion Feature may become operative. See "Automatic Conversion to an Open-end Investment Company." In valuing the Fund's assets, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

       Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. All assets and liabilities of the Fund not denominated in U.S. dollars will be initially valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund's obligation to pay any local taxes, such as tax on remittances from any foreign country, will become a liability on the date the Fund recognizes income or marks-to-market its assets and will have the effect of reducing the Fund's net asset value.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

       The Fund generally intends to distribute to stockholders, at least annually, substantially all of its investment company taxable income from dividends and interest earnings and net realized capital gains, although the Fund may elect annually to retain any net realized long-term capital gains for reinvestment. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. See "Taxation -- U.S. Federal Income Taxes."

       Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by [ ] (the "Plan Agent") in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by [ ], as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Prospect Street(R) Intrepid Fund Inc. at [plan agent address].

       The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value, unless the net asset value is less than 95% of the market price on the valuation date, in which case, the Fund will issue shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of Fund shares on such valuation date, or if the Fund should declare a dividend or distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

       Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. No participant will have any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if U.S. currency is imprinted on the check) payable in U.S. dollars and should be mailed to the Plan Agent for Prospect Street(R) Intrepid Fund Inc. at [plan agent and address].

       The Plan Agent will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

       In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

       There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

       The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. See "Taxation -- U.S. Federal Income Taxes."

       Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for Prospect Street(R) Intrepid Fund Inc. at [plan agent and address].


                                      TAXATION

U.S. FEDERAL INCOME TAXES

       The Fund intends to qualify and to elect to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months -- (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and
(iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock and securities. Legislation is currently pending before the U.S. Congress that would repeal the requirement that a regulated investment company must derive less than 30% of its gross income from the sale or other disposition of assets described in (b) above, that are held for less than three months. However, it cannot be predicted whether such legislation will become law and, if enacted, what form it will take.

       As a regulated investment company, provided that the Fund distributes to its stockholders at least 90% of its investment company taxable income for the taxable year, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income that it distributes to its stockholders; however, the Fund will be subject to tax on the portion of its income and gains that it does not distribute to its stockholders. Investment company taxable income includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund may borrow money temporarily or liquidate assets to make such distributions. As discussed below, however, it is possible that the Fund may not distribute net long-term capital gains in excess of short-term capital losses. Dividend distributions of investment company taxable income are taxable to a U.S. stockholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares of Common Stock. Thus, reinvested dividends will give rise to tax without a corresponding receipt of cash. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's stock and, to the extent such distributions exceed the positive adjusted tax basis of such stock, will constitute capital gains to such holder (assuming the stock is held as a capital asset). However, distributions to corporate stockholders of the Fund may be entitled to the deduction for dividends received by corporations to the extent such distributions are attributable to dividends received by the Fund on stock of U.S. corporations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to stockholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

       As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on the portion of its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to U.S. federal income tax at a maximum effective rate of 35% on the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund and who, if subject to U.S. federal income taxation, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the Code, net long-term capital gains will be taxed at a rate not greater than 28% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

       Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

       Investors considering buying shares prior to a dividend or capital gain distribution payment date should be aware that the price of shares purchased at that time may reflect the amount of the forthcoming distribution, and those who purchase prior to the record date for a distribution will receive a distribution which will be taxable to them (even though such distribution from an investment standpoint may represent a partial return of capital rather than income).

       If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock, either of which dates may be earlier than the date the dividend is received. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

       Under the Code, the Fund may be subject to a nondeductible 4% excise tax on amounts not distributed to stockholders on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, the Fund must distribute (or be deemed to have distributed) annually the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income, but not below its net capital gain, by the amount of any net ordinary loss for the calendar year; and
(2) exclude foreign currency gains and losses incurred after, as a general rule, October 31 of any year in determining the amount of ordinary taxable income for the current calendar year and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any amount by which the distribution in a prior year is less or greater, as the case may be, than 100% of the Fund's ordinary income for the relevant calendar year and 100% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year.

       Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year. Accordingly, such distributions will be taxable to shareholders in the year the distributions are declared and become payable, rather than the year in which the distributions are received by the shareholders.

       The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Certain investments will be maintained and income therefrom calculated by reference to non-U.S. currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes.

       The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold for fair value at the close of the taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

       The Fund may make investments that accrue income that is not matched by a current receipt of cash by the Fund, such as investments in certain obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis on debt instruments. In addition, income may continue to accrue for U.S. federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a concurrent receipt of cash to the Fund, the Fund may be required to borrow money temporarily or liquidate other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

       Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions (and proposed changes to the tax laws) may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were disposed of at the close of each taxable year at their fair market value), which may cause the Fund to recognize income without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

       For backup withholding purposes, the Fund may be required to withhold 31% of reportable payments (which may include dividends and capital gain distributions) to certain noncorporate shareholders. A stockholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such stockholder's taxpayer identification number is correct and such stockholder is not subject to backup withholding, or that such stockholder is exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's U.S. federal income tax liability.

       The sale or exchange of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for U.S. federal income tax purposes. Selling stockholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be treated as long-term capital gain or loss if (in addition to the requirements for being treated as capital gain or loss) the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term capital gain or loss. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the stockholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

       A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

Foreign Tax Investments

       Income and gains received by the Fund from sources outside the United States may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Stockholders of the Fund will be unable to claim any deduction or foreign tax credit with respect to such taxes.

Foreign Stockholders

       Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income and gain from shares of the Fund are "effectively connected" with a U.S. trade or business carried on by the stockholder.

       If the foreign investor is not a resident alien and the income and gain from shares of the Fund are not effectively connected with a U.S. trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) U.S. withholding tax. Legislation is currently pending before the U.S. Congress that would exempt from U.S. withholding tax the portion of dividends paid by the Fund to a foreign investor that are attributable to certain U.S. source interest income and short-term capital gains. However, it cannot be predicted whether such legislation will become law and, if enacted, what form it will take. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. If the Fund retains capital gains and designates such amounts as undistributed capital gains as described above, foreign stockholders who are not subject to U.S. federal income tax on net capital gains can obtain a refund of their proportionate shares of the taxes paid by the Fund on such undistributed capital gains by filing a U.S. federal income tax return. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31%, unless the foreign investor files an appropriate form certifying under penalty of perjury as to his nonresident alien status.

       If a foreign investor is a resident alien or if income and gain from shares of the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or disposition of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income and gain from shares of the Fund are effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to U.S. branch profits tax at a 30% rate (or lower treaty rate) on its effectively connected earnings and profits withdrawn from its U.S. trade or business.

       The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income and gain from shares of the Fund are effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them resulting from an investment in the Fund.

Notices

       Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

OTHER TAXATION

       Dividends, distributions and deemed distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular position. Investors should consult with their tax advisers concerning the federal, state, local and foreign tax consequences, if any, resulting from an investment in the Fund.

       THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


                                    COMMON STOCK

       The authorized capital stock of the Fund is 100,000,000 shares of Common Stock, $.01 par value. Shares of the Fund, when issued, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and are not able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Fund's Board of Directors out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses. The Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares.

       Subject to the Fund's possible conversion to an open-end investment company as discussed below, the Fund does not presently intend to offer additional shares of Common Stock, except that additional shares may be issued under the Plan. During such period as the Fund is a closed-end investment company, other offerings of the Fund's shares will require approval of the Fund's Board of Directors and may require stockholder approval. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

       The Fund is currently a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares of Common Stock unless the Fund becomes an open-end investment company. See "Automatic Conversion to an Open-end Investment Company."

       The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their net asset value. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at or at a premium over, their net asset values. See "Risk Factors and Special Considerations" and "Automatic Conversion to an Open-end Investment Company." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed net asset value.

       The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

       The Fund's Articles of Incorporation provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's By-Laws. The Directors are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by holders of a majority of the Fund's shares, and the affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund--Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

       The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) voluntarily convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act or (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The affirmative vote of the holders of 75% or more of the outstanding shares entitled to vote thereon is required to amend, alter or repeal the foregoing provisions of the Fund's Articles of Incorporation as well as the provisions of the Fund's Articles of Incorporation relating to the automatic conversion of the Fund from a closed-end investment company to an open-end investment company. See "Automatic Conversion to an Open-end Investment Company." The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, takeover or voluntarily open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company in a manner other than contemplated in the Fund's Articles of Incorporation relating to the automatic conversion of the Fund to an open-end investment company may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

       The Fund intends to hold annual meetings of its stockholders as required by the rules of the New York Stock Exchange; provided, however, that the Fund will cease to hold annual meetings upon conversion of the Fund to an open-end investment company unless required by law or requested by the Board of Directors. See "Automatic Conversion to an Open-end Investment Company." Under Maryland law and the Fund's By-Laws, the Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Fund is required to (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and (ii) on payment of these costs to the Fund, notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.


                             AUTOMATIC CONVERSION TO
                         AN OPEN-END INVESTMENT COMPANY

AUTOMATIC CONVERSION FEATURE

       The Fund's Articles of Incorporation contain an automatic conversion feature (the "Automatic Conversion Feature") which will cause the Fund to convert to an open-end investment company automatically upon the occurrence of the conditions described below, without requiring a vote of the shareholders of the Fund. The Automatic Conversion Feature may be amended only by the affirmative vote of the holders at least 75% of the Fund's outstanding voting securities.

       The Fund's Articles of Incorporation provide that, beginning 18 months after the closing of the Fund's initial public offering, the Fund will automatically convert into an open-end investment company if its shares close at a market price (on the principal exchange on which the Fund's shares are traded) that is a [5]% or greater discount to the net asset value per share of the Fund on the last business day of any week and for each of the next 14 business days (the "Conversion Event"). No further approval of the stockholders of the Fund would be necessary, although the Fund's Board of Directors may, within [90] days following the Conversion Event, convene a meeting of stockholders of the Fund at which the holders of not less than 75% of the Fund's shares may vote to amend the Articles of Incorporation to remove the Automatic Conversion Feature and continue the Fund as a closed-end investment company. A business day is any day that the New York Stock Exchange is open.

       Upon the occurrence of the Conversion Event, the Fund may continue to operate as a closed-end investment company for [90] days following the Conversion Event and thereafter only if the Fund's Board of Directors has, within [90] days following the Conversion Event, convened a meeting of stockholders of the Fund at which the holders of not less than 75% of the Fund's shares vote to amend the Articles of Incorporation to remove the Automatic Conversion Feature and continue the Fund as a closed-end investment company. Within [30 days] after the Conversion Event, the Fund will file a registration statement with the Securities and Exchange Commission to register as an open-end investment company with the intent of seeking to have the Securities and Exchange Commission declare such registration statement effective as soon as practicable after the [90-day] period following the Conversion Event if the stockholders of the Fund have not vote to amend the Fund's Articles of Incorporation as described above. The disclosure concerning the Fund contained in such registration statement is expected to be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of shares of the Fund and any other item pertaining to open-end investment companies.

       If the Fund converts to an open-end investment company, it will be able continuously to issue and offer for sale shares of the Fund, and each such share could be presented to the Fund at the option of the holder for redemption at a price based on the then-current net asset value per share. Further, shares of the Fund would no longer be listed on the New York Stock Exchange and the Fund would no longer hold annual meetings of its stockholders unless required by law or requested by the Board of Directors. In addition, after conversion, the Board of Directors will have the ability to increase or decrease the authorized capital of the Fund without any stockholder approval.

       In the event of a conversion to an open-end investment company, the Fund may institute a distribution plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to such a 12b-1 plan, the Fund would be permitted to incur distribution expenses related to the sale of its shares, which expenses would be based upon the Fund's average daily net assets. The 12b-1 plan would provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor. Prior to the implementation of a 12b-1 plan, the Fund would be required to seek approval of such plan from the stockholders of the Fund to which such plan is applicable. In addition, if the Fund converts to an open-end investment company, its total annual expenses may increase.

PURCHASING SHARES AFTER CONVERSION

     Investors will be permitted to purchase shares of the Fund from the Fund's transfer agent or from other selected securities brokers or dealers following conversion to an open-end investment company. A buyer whose purchase order is received by the transfer agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m., New York time, will acquire shares of the Fund at the net asset value determined as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the New York Stock Exchange will acquire shares of the Fund at the net asset value set as of the close of trading of the New York Stock Exchange on the next day such exchange is open. A broker may charge a transaction fee for the purchase.

       The Fund anticipates that, should it convert to an open-end investment company, the minimum initial investment in the Fund will be $[2,500] for regular accounts and $[1,000] for tax-qualified retirement plans. The Fund anticipates that the minimum additional investment in the Fund will be $[1,000] for regular accounts and $[500] for tax-qualified retirement plans. The Fund may impose front-end sales charges in connection with the purchase of shares of the Fund or contingent deferred sales charges borne by shareholders upon redemption of shares of the Fund. The Fund may further reduce or waive the minimums or sales charges for certain retirement and other employee benefit plans; for the Investment Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund's Board of Directors. Investors will be permitted to purchase shares of the Fund by check or by wire. The Fund will provide a pre-authorized investment plan to investors.

REDEEMING SHARES AFTER CONVERSION

       Investors will be permitted to redeem shares of the Fund through the transfer agent of the Fund or through other selected securities brokers or dealers following conversion to an open-end investment company. A shareholder whose redemption order is received by the transfer agent of the Fund before the close of trading on the New York Stock Exchange, currently 4:00 p.m., New York time, will redeem shares of the Fund at the net asset value determined as of that day. A shareholder whose redemption order is received by the transfer agent of the Fund after the close of trading on the New York Stock Exchange will redeem shares of the Fund at the net asset determined as of the close of trading on the New York Stock Exchange on the next day such exchange is open. A broker may charge a transaction fee for the redemption.


                                  UNDERWRITING

       The Underwriters named below for whom Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts, 02108, and __________________ and _______________ are acting as representatives (the "Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement, dated the date hereof, to purchase from the Fund the number of Shares of Common Stock set forth opposite their respective names below. The Underwriters are committed to purchase and pay for all such Shares if any are purchased.

                                                                      NUMBER
        UNDERWRITERS                                                OF SHARES

Tucker Anthony Incorporated........................................


                                                                    ---------
       Total......................................................  3,000,000
                                                                    =========

       The Underwriters have advised the Fund that they propose to offer the Shares to the public on the terms set forth on the cover page of this Prospectus. The Underwriters may allow selected dealers a concession of not more than $ per Share, and the Underwriters may allow, and such dealers may re-allow, a concession of not more than $ per Share to certain other dealers. After the public offering, the price and concessions and reallowances to dealers may be changed by the Underwriters. The Shares are offered subject to receipt and acceptance by the Underwriters and to certain other conditions, including the right to reject orders in whole or in part.

       Investors must pay for the Shares on the third business day following the date of the final Prospectus. Investors should consult their brokers concerning the manner and method of payment.

       The Fund has granted the Underwriters an option exercisable for 45 days after the date of this Prospectus to purchase up to a maximum of 450,000 additional Shares to cover over-allotments, if any. If the Underwriters exercise such option, the Underwriters have severally agreed, subject to certain conditions, to purchase such additional shares in approximately the same proportion as set forth in the foregoing table. The Underwriters may exercise such option only to cover over-allotments, if any, in connection with this offering.

       The Underwriters have informed the Fund that they do not expect to make any sales to accounts over which the Underwriters exercise discretionary authority.

       The Underwriting Agreement provides that the Fund and the Investment Adviser will indemnify the several Underwriters against certain liabilities, including civil liabilities under the Securities Act, or will contribute to payments the Underwriters may be required to make in respect thereof.

       The Fund as agreed not to offer, sell or otherwise dispose of any Shares or any equity securities or securities convertible into or exchangeable for equity securities or any options, rights or warrants with respect to any equity securities for a period of 180 days after the date of this Prospectus without the prior written consent of the Underwriters, except for the sale of the Shares hereunder and the issuance by the Fund of Shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan.

       The Representatives, on behalf of the Underwriters, may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the 1934 Act. Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum. Syndicate covering transactions involve purchases of the Shares in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Representatives to reclaim a selling concession from a syndicate member when the Shares originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Shares to be higher than it would otherwise be in the absence of such transactions. These transactions may be effected on the New York Stock Exchange or otherwise and, if commenced, may be discontinued at any time. In addition, physical delivery of certificates representing Shares initially may be required to transfer ownership.

       The Fund has agreed to pay to the Underwriters an amount not to exceed $ in partial reimbursement of their expenses incurred in connection with this offering.

       The Fund anticipates that from time to time certain Underwriters may act as broker or dealer in connection with the execution of its portfolio transactions after they have ceased to be an Underwriter and, subject to certain restrictions, may act as broker while an Underwriter.

       The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Representatives, without liability on the part of any Underwriter to the Fund or the Investment Adviser, if prior to the closing date for the purchase of the Shares or the closing date for the purchase of the Shares pursuant to the over- allotment option, as the case may be, [(1) trading in securities generally on any national securities exchange or the Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited or trading in Shares of the Fund shall have been suspended or materially limited; (2) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York or Massachusetts shall have been declared by either federal or state authorities; or (3) any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions occurs, the effect of which is such as to make it in the reasonable judgment of the Representatives impractical or inadvisable to commence or continue the offering of the Shares at the price to public set forth on the cover page of this Prospectus or to enforce contracts for the resale of the Shares by the Underwriters.]

       Prior to the offering, there has been no public market for the Shares or any other securities of the Fund. Consequently, the initial public offering price has been determined by negotiations among the Fund, the Investment Adviser and the Underwriters. There can be no assurance, however, that the price at which the Shares will sell in the public market after the offering will not be lower than the price at which they are sold by the Underwriters.

       In order to satisfy one of the requirements for listing of the Fund's Shares on the New York Stock Exchange, the Underwriters will undertake to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders in the United States.

       [Employees of the Investment Adviser and its affiliates, and directors and officers of the Fund and any other investment company managed by the Investment Adviser, may purchase Shares in this offering at the price appearing on the cover page of this Prospectus, provided that the Shares must be held by the investor for at least 180 days and, provided further, that if the Shares trade in the secondary market at a premium over the public offering price when secondary trading commences, sales to these associated persons will be canceled.]

               DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

       [           ] (the "Transfer Agent") acts as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal address of the Transfer Agent is [address].


                                     EXPERTS

       The statement of assets and liabilities of the Fund has been included in this Prospectus in reliance upon the report of Arthur Andersen LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The address of Arthur Andersen LLP is 225 Franklin Street, Boston, Massachusetts 02110.


                                  LEGAL MATTERS

       The validity of the Common Stock offered hereby will be passed on for the Fund by its special counsel, Rogers & Wells, New York, New York and by its special Maryland counsel, Piper & Marbury L.L.P., Baltimore, Maryland. Certain legal matters will be passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.

       It is likely that foreign persons, such as any sub-custodians of the Fund, will not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties.

       The books and records of the Fund required under U.S. law will be maintained at the Fund's principal office in the United States and will be subject to inspection by the Securities and Exchange Commission.


                             ADDITIONAL INFORMATION

       The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Common Stock offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

                          REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Prospect Street(R) Intrepid Fund Inc.

       In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Prospect Street(R) Intrepid Fund Inc. (the "Fund") at , 1997 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Arthur Andersen LLP

225 Franklin Street
Boston, Massachusetts  02110

        , 1997

                        PROSPECT STREET(R) INTREPID FUND INC.

                        STATEMENT OF ASSETS AND LIABILITIES
                                        , 1997

                                       ASSETS

Assets:
  Cash                                                               $
  Deferred organization expenses (Note 1)
                                                                     ----------
       Total Assets                                                  $
                                                                     ==========

                      LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
  Organization Expenses Payable                                      $
  Commitments and Contingencies (Note 2
                                                                     ----------
       Total Liabilities                                             $
                                                                     ==========

Stockholder's Equity:
  Common Stock, $.01 par value, authorized 100,000,000 shares;
    shares issued and outstanding
                                                                     ----------
  Paid-in Surplus
                                                                     ----------
  Total Stockholder's Equity
                                                                     ----------
  Total Liabilities and Stockholder's Equity                         $
                                                                     ==========

Net Assets                                                           $
                                                                     ==========

Net Asset Value per share                                            $
                                                                     ==========

NOTE 1.  ORGANIZATION:

       Prospect Street(R) Intrepid Fund Inc. (the "Fund") was organized in Maryland on June 19, 1997 and is registered with the Securities and Exchange Commission as a diversified closed-end management investment company under the Investment Company Act of 1940. The Fund has had no operations other than the issue of shares of its common stock on , 1997 to Prospect Street(R) Investment Management Co., Inc. (the "Investment Adviser"). Organization costs estimated at $ will be deferred and amortized on a straight-line basis over a 60-month period from the date the Fund commences operations.

NOTE 2.  AGREEMENTS:

                                     APPENDIX A

             DESCRIPTION OF VARIOUS FOREIGN CURRENCY HEDGES AND OPTIONS
              ON SECURITIES AND FUTURES CONTRACTS AND RELATED OPTIONS

FORWARD FOREIGN CURRENCY TRANSACTIONS

       The Fund and may engage in foreign currency transactions. These transactions may be conducted on a spot, cash basis, at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also may deal in forward foreign currency exchange contracts involving currencies of the different countries in which the Fund may invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This hedging strategy is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions, and the Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into speculative forward foreign currency contracts.

       If the Fund enters into a forward contract to purchase foreign currency, the Custodian will segregate cash or liquid securities in a separate account in an amount equal to the value of the total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

       Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level anticipated.

       The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

OPTIONS ON SECURITIES

         The Fund may write (sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). [The Fund does not currently intend to write covered call options on portfolio securities with an aggregate market value exceeding 5% of the Fund's total assets.] As the writer of a call option, the Fund receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by the Fund has the option of purchasing the security from the Fund at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. [The Fund intends to write only call options which are covered.] The Fund may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. In addition, a written call option may be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers the Fund's net exposure on its written option position. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

       The Fund may purchase call options on securities for entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. These closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price. If the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

OPTIONS ON SECURITIES INDICES

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or the securities which the Fund intends to buy. Securities index options will not be used for speculative purposes.

       The Fund may only purchase and sell options that are traded only in a regulated market which is open to the public. Currently, options on stock indices are traded only on national securities exchanges or over-the-counter, both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

       The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able profitably to exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in order to remain fully invested in a particular foreign stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

       The Fund may sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on their respective options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

       The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

       In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

       To hedge against changes in securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging as described below, and to the limited extent described below, for non-hedging purposes as permitted by the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). All futures contracts entered into by the Fund will be traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

       Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

       When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when the Fund effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

       Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

       Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

       On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available. The Fund anticipates that when it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

       Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

       The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

       The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S INVESTMENT ADVISER OR ANY UNDERWRITER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE SUPPLEMENTED OR AMENDED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

       UNTIL , 1997 (25 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                  TABLE OF CONTENTS

                                                                          PAGE

Prospectus Summary.........................................................   3
Fee Table..................................................................  10
The Fund...................................................................  11
Use of Proceeds............................................................  11
Investment Objective and Policies..........................................  11
Investment Restrictions....................................................  14
Risk Factors and Special
  Considerations...........................................................  16
Management of the Fund.....................................................  19
Portfolio Transactions and
  Brokerage................................................................  24
Net Asset Value............................................................  25
Dividends and Distributions;
  Dividend Reinvestment
  and Cash Purchase Plan...................................................  26
Taxation...................................................................  27
Common Stock...............................................................  34
Automatic Conversion to an Open-end
  Investment Company.......................................................  34
Underwriting...............................................................  36
Dividend Paying Agent, Transfer
  Agent and Registrar......................................................  38
Experts....................................................................  38
Legal Matters..............................................................  38
Additional Information.....................................................  38
Report of Independent
  Accountants..............................................................  39
Statement of Assets and
  Liabilities..............................................................  40
Appendix A................................................................. A-1


                               [PROSPECT STREET LOGO]

                                  3,000,000 Shares

                                  Prospect Street(R)
                                 Intrepid Fund Inc.

                                    Common Stock

                                    -------------
                                     PROSPECTUS
                                    -------------

                             Tucker Anthony Incorporated

                                    -------------

                                           , 1997

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (1)  Financial Statements

        --Report of Independent Accountants

        --Statement of Assets and Liabilities dated    , 1997

   (2)  Exhibits

        (a)          --   Articles of Incorporation*
        (b)          --   By-Laws*
        (c)          --   Not applicable
        (d)          --   Specimen certificate for Common Stock, par value $.01
                          per share**
        (e)          --   Dividend Reinvestment and Cash Purchase Plan**
        (f)          --   Not applicable
        (g)          --   Form of Investment Advisory Agreement with the
                          Investment Adviser**
        (h)   (1)    --   Form of Underwriting Agreement**
              (2)    --   Form of Master Agreement Among Underwriters**
              (3)    --   Form of Master Dealer Agreement**
        (i)          --   Not applicable
        (j)          --   Form of Custody Agreement**
        (k)          --   Form of Agreement for Stock Transfer Services**
        (l)   (1)    --   Opinion and Consent of Rogers & Wells**
              (2)    --   Opinion and Consent of Piper & Marbury L.L.P.**
        (m)          --   Not applicable
        (n)          --   Consent of Independent Accountants**
        (o)          --   Not applicable
        (p)          --   Form of Investment Letter**
        (q)          --   Not applicable
        (r)          --   Not applicable

           *  Filed herewith.

          **  To be filed by amendment.


ITEM 25.  MARKETING ARRANGEMENTS

       See Exhibit 2(h) of Item 24 to this Registration Statement.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

       The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement. These expenses will be paid by the Fund and charged to capital upon the closing of the initial public offering.

Securities and Exchange Commission Registration fees                  $18,182
New York Stock Exchange listing fees                                    *
Printing (other than stock certificates)                                *
Engraving and printing stock certificates                               *
Fees and expenses of qualification under state securities
  laws (excluding fees of counsel)                                      *
Auditing and accounting fees                                            *
Legal fees and expenses                                                 *
NASD fee                                                                *
Miscellaneous                                                           *
                                                                      -------
       Total                                                          $ *
                                                                      =======

  *  To be completed by amendment.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Registrant and the following corporations (as indicated) are under common control of Richard E. Omohundro, Jr. ("Omohundro, Jr."), Joseph G. Cote ("Cote"), John A. Frabotta ("Frabotta") and/or Warren J. Isabelle ("Isabelle") by virtue of their stock ownership and positions with such corporations which are indicated below. None of the corporations are subsidiaries of the Registrant.

1.    Prospect Street Investment Management Co., Inc.
      (a Massachusetts corporation) ("PSIM")

      Business: Investment adviser registered under the Investment Advisers Act of 1940. PSIM serves as investment adviser of the Registrant, Prospect Street High Income Portfolio Inc. and Prospect International High Income Portfolio N.V.

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       30% shareholder, Co-President, Chairman of the Board,
                           Chief Executive Officer, Treasurer and Director

      Cote                 30% shareholder, Co-President and Director

      Frabotta             20% shareholder, Vice President, Secretary and
                           Director

      Isabelle             20% shareholder, Vice President and Director

2.    Prospect Street Mezzanine Management Co., Inc.
      (a Massachusetts corporation)

      Business: Investment Adviser to and general partner of Bridge Investors, L.P., a private investment partnership.

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       40% shareholder, Co-President, Chief Executive
                           Officer, Treasurer and Director

      Cote                 40% shareholder, Co-President and Director

      Frabotta             20% shareholder, Vice President, Secretary and
                           Director

3.    Prospect Street Senior Loan Management Co., Inc.
      (a Massachusetts corporation)

      Business: Investment Adviser to Prospect Street Senior Portfolio, L.P., ("Senior Portfolio")

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       37.5% shareholder, Co-President, Chief Executive
                           Officer, Treasurer and Director

      Cote                 37.5% shareholder, Co-President and Director

      Frabotta             20% shareholder

4.    Prospect Street Senior Loan Corp.
      (a Massachusetts corporation)

      Business: General Partner to Senior Portfolio

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       37.5% shareholder, Co-President, Chief Executive
                           Officer, Treasurer and Director

      Cote                 37.5% shareholder, Co-President and Director

      Frabotta             20% shareholder

5.    COMO Securities, Inc.
      (a Massachusetts corporation) ("COMO")

      Business: COMO is a registered broker/dealer.

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       30% shareholder, Co-President, Chief Executive
                           Officer, Treasurer and Director

      Cote                 30% shareholder, Co-President and Director

      Frabotta             10% shareholder, Vice President, Secretary and
                           Director

6.    Prospect Street Connecticut Capital Inc.
      (a Massachusetts corporation)

      Business: Investment Adviser to and general partner of Prospect St. Financial Developments L.P.

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       27.55% shareholder, Co-President and Director

      Cote                 27.55% shareholder, Co-President and Director

      Frabotta             13.27% shareholder, Vice President, Secretary and
                           Director

7.    Prospect Street Discovery Fund Inc.
      (a Massachusetts corporation)

      Business: Investment Adviser to and general partner of Prospect St. NYC Discovery Fund L.P.

      Control Persons            Positions
      ---------------            ---------

      Omohundro, Jr.       26.56% shareholder, Co-President and Director

      Cote                 26.56% shareholder, Co-President and Director

      Frabotta             10.42% shareholder, Vice President and Director


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

      As of the effective date of the Registration Statement:

                                                                    NUMBER OF
             TITLE OF CLASS                                      RECORD HOLDERS
             --------------                                      --------------

Common Stock, $.01 par value                                         One


ITEM 29.  INDEMNIFICATION

       Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the Fund's By-laws, the Investment Advisory Agreement, the Underwriting Agreement and the Custody Agreement provide for indemnification.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       The description of the business of Prospect Street Investment Management Co., Inc. is set forth under the caption "The Investment Adviser" in the Prospectus forming part of this Registration Statement.

       The information as to the Directors and officers of Prospect Street Investment Management Co., Inc. set forth in Prospect Street Investment Management Co., Inc.'s Form ADV filed with the Securities and Exchange Commission on July 7, 1988 (File No. 801-32529) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Registrant:                          Prospect Street Intrepid Fund Inc.
                                     60 State Street
                                     Boston, Massachusetts 02109

Investment Adviser:                  Prospect Street Investment
                                       Management Co., Inc.
                                     60 State Street
                                     Boston, Massachusetts 02109

Transfer Agent for Common Stock:    [transfer agent]
                                    [address]

Custodian:                          [custodian]
                                    [address]

ITEM 32.  MANAGEMENT SERVICES

       Not applicable

ITEM 33.  UNDERTAKINGS

       (a) The Fund undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

       (b)  The Fund hereby undertakes that:

            (1) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (2) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 19th day of June, 1997.


                                           PROSPECT STREET INTREPID FUND INC.



                                           By:  /s/ Richard E. Omohundro, Jr.
                                                ------------------------------
                                                Richard E. Omohundro, Jr.
                                                President

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard E. Omohundro, Jr. and Warren J. Isabelle, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                         TITLE                    DATE
           ---------                         -----                    ----


/s/ Richard E. Omohundro, Jr.        Director and President       June 19, 1997
--------------------------------
Richard E. Omohundro, Jr.             (Principal Executive
                                            Officer)



/s/ Joseph G. Cote                          Director              June 19, 1997
--------------------------------
Joseph G. Cote



/s/ Warren J. Isabelle              Director, Vice President      June 19, 1997
--------------------------------   and Treasurer (Principal
Warren J. Isabelle                     Financial Officer)

                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit                                  Page
-----------         ----------------------                                  ----
   (a)              Articles of Incorporation
   (b)              By-Laws